SUPPLEMENT TO THE
FIDELITY INSTITUTIONAL MONEY MARKET FUNDS

May 24, 2002

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Distributions and Taxes" section on page 33.

Generally, Tax-Exempt Portfolio purchases municipal securities whose interest, in the opinion of the issuer's bond counsel, is free from federal income tax. FMR does not guarantee that this opinion is correct and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Effective July 18, 2002, Mr. Greer no longer serves as Vice President of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio. The following information has been removed from the "Trustee and Officers" section beginning on page 37.

IMMB-02-01 October 30, 2002
1.480584.105

Boyce I. Greer (46)

Year of Election or Appointment: 1997
Vice President of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Effective July 18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio. The following information has been removed from the "Trustee and Officers" section beginning on page 37.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective July 18, 2002,the following information supplements the information found in the "Trustee and Officers" section beginning on page 37.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

James Kim Miller (38)

Year of Election or Appointment: 2002

Vice President of Tax-Exempt Portfolio. Mr. Kim is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kim served as an analyst and portfolio manager.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Treasury Only Portfolio, Treasury Portfolio, Government Portfolio, Domestic Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).